UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 29, 2020 (June 25, 2020)

TIVITY HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19364	62-1117144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Cool Springs Boulevard Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

(800) 869-5311

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock - $.001 par value	TVTY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported by Tivity Health, Inc. (the “Company”), on April 13, 2020, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of the Company approved a 25% reduction in base salary (the “Base Salary Reduction”) for the Company’s executive officers (Adam Holland, Chief Financial Officer; Mary Flipse, Chief Legal and Administrative Officer; Steve Janicak, Division President, Healthcare; and Ryan Wagers, Chief Accounting Officer) for an initial period from April 20, 2020 through August 23, 2020. On June 25, 2020, the Compensation Committee approved the extension of the Base Salary Reduction for such executive officers for the period from August 24, 2020 through December 31, 2020, as well as a Base Salary Reduction for Richard Ashworth, the Company’s President and Chief Executive Officer, for the period from July 1, 2020 through December 31, 2020.

Also, as previously reported by the Company, effective April 14, 2020, the Board approved a 100% reduction in the annual cash retainer and annual committee retainers payable to non-management members of the Board (except for Daniel G. Tully who does not receive compensation for his service on the Board) (the “Board Retainer Reduction”) for a period of four months, beginning May 1, 2020. On June 29, 2020, upon the recommendation of the Nominating and Corporate Governance Committee (the “NCG Committee”) of the Board, the Board approved the extension of the Board Retainer Reduction for the period from September 1, 2020 through December 31, 2020.

In connection with the Base Salary Reduction and Board Retainer Reduction approved on June 25, 2020 and June 29, 2020, respectively, the Board, upon the recommendation of the Compensation Committee and the NCG Committee, approved the grants of restricted stock units (“RSUs”) to each executive officer and director whose compensation was reduced, with the value of the RSU grants to be equal as closely as reasonably possible to the amount of such reduction. The grant date of the RSUs will be August 24, 2020, and the RSUs will be subject to vesting in full on the first anniversary of the grant date. The number of shares of common stock, par value $0.001 per share, of the Company (“Common Stock”) subject to the RSU awards will be determined based on the closing price per share of Common Stock on the grant date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIVITY HEALTH, INC.

By:	/s/ Adam Holland
Name: Adam Holland
Title: Chief Financial Officer

Date:  June 29, 2020